                      INSTRUMENT OF ASSUMPTION AND JOINDER


                  Instrument of ASSUMPTION AND JOINDER AGREEMENT dated as of May 14, 1998 (the "Assumption Agreement") made by Dove Entertainment, Inc., a California corporation (the "Company") in favor of The Chase Manhattan Bank, as Lender (the "Lender"), under that certain Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among Dove Entertainment, Inc. (now known as NewStar Media Inc.), a California corporation, the Corporate Guarantors referred to therein and the Lender.

                               W I T N E S S E T H
                               - - - - - - - - - -


                  The Company is a California corporation and is a Subsidiary of NewStar Media Inc. Pursuant to Section 6.22 of the Credit Agreement, the Company is required to execute this document (as a newly formed Subsidiary of NewStar Media Inc).

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby agrees as follows:

                  1.       ASSUMPTION AND JOINDER.

                           (a)     The Company hereby expressly confirms that it
has assumed, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of (i) a Corporate Guarantor under the Credit Agreement and all the other Fundamental Documents applicable to it as a Corporate Guarantor, (ii) a Contributor (as such term is defined in the Contribution Agreement) under the Contribution Agreement and (iii) a Grantor (as such term is defined in the Copyright Security agreement) under the Copyright Security Agreement. By virtue of the foregoing, the Company hereby accepts and assumes any liability of (x) a Corporate Guarantor and/or a Credit Party related to each representation or warranty, covenant or obligation made by a Corporate Guarantor and/or a Credit Party in the Credit Agreement or any other document and hereby expressly affirms, on the date hereof, for the benefit of the Lender, each of such representations, warranties, covenants and obligations, (y) a Contributor related to each covenant or obligation made by a Contributor in the Contribution Agreement and hereby expressly affirms, on the date hereof, each of such covenants and obligations and (z) a Grantor related to each covenant or obligation made by a Grantor in the Copyright Security Agreement and hereby expressly affirms, on the date hereof, each of such covenants and obligations.

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                            (b)    All references to the term "Corporate
Guarantor" or "Credit Party" in the Credit Agreement or any other Fundamental Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company.

                           (c)      All references to the term "Contributor" in
the Contribution Agreement, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company.

                           (d)      All references to the term "Grantor" in the
Copyright Security Agreement, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company.

                  2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lender as follows:

                           (a)      The Company has the requisite corporate
power and authority to enter into this Assumption Agreement and to perform its obligations hereunder and under the Credit Agreement, the Contribution Agreement, the Copyright Security Agreement and the other Fundamental Documents to which it is a party. The execution, delivery and performance of this Assumption Agreement by the Company and the performance of its obligations under the Credit Agreement and the other Fundamental Documents have been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery or performance of this Assumption Agreement, the transactions contemplated hereby or the performance of its obligations under the Credit Agreement or any other Fundamental Document. This Assumption Agreement has been duly executed and delivered by the Company. This Assumption Agreement and the Credit Agreement each constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors rights generally and to general principles of equity.

                           (b)      The representations and warranties set forth
in Article 3 of the Credit Agreement are true and correct on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

                           (c)      The authorized capitalization of the
Company, the number of shares of its capital stock outstanding on the date hereof, and the ownership of the outstanding shares of its capital stock is set forth on Schedule 1 hereto.

                           (d)      On the date hereof the Company has not done
business, is not doing business and does not intend to do business other than under its full corporate name, including, without limitation, under any trade name or other doing business name except as set forth on Schedule 1 hereto, and is in good standing in all jurisdictions where the failure to be in good standing as a foreign jurisdiction would give rise to a material liability of the Company.

                           (e)      The chief executive office of the Company is
located at 8955 Beverly Boulevard, Los Angeles, CA 90048. Such office is the place where the Company keeps the records concerning the Collateral attributable to it on the date hereof. The only places at which the Company regularly keeps any goods included in the Collateral attributable to it on the date hereof are the places listed on Schedule 2 hereto.

                  3. FURTHER ASSURANCES. At any time and from time to time, upon the Lender's request and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Lender reasonably deems necessary to effect the purposes of this Assumption Agreement.

                  4. BINDING EFFECT; ASSIGNMENT. This Assumption Agreement shall be binding upon the Company and shall inure to the benefit of the Lender and its successors and assigns.

                  5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                        DOVE ENTERTAINMENT, INC.



                                        By: /S/ ROBERT MURRAY
                                           ---------------------------
                                            Robert Murray
                                            Vice President

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                                   SCHEDULE 1

                    Capital Stock of Dove Entertainment, Inc.
                    -----------------------------------------




Authorized capitalization:                  1,000 shares of Common Stock

Number of shares of capital stock           1,000 shares of Common Stock
  outstanding:

Ownership of the outstanding
  capital stock:                            NewStar Media Inc. Owns all of the
                                                     Outstanding Capital Stock

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                                   SCHEDULE 2

                             Location of Collateral
                             ----------------------

8955 Beverly Blvd.
Los Angeles, CA 90048